EXHIBIT 10.26.27+

AMENDMENT NO. 27
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 27 (“Amendment”), effective as of July 1, 2018 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties desire to amend terms and conditions related to [*****].

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.    Ownership

The paragraph entitled “[*****]” in Section 5 “Ownership” of Attachment XIII as set forth in Amendment #21 is hereby deleted and the following language substituted:
“[*****]”

2.    End User and Supplier Terms

(a) Section 8(a) of Attachment XIII as set forth in Amendment #21 shall be deleted and the following language substituted:
“Ford is required to (a) make the End User Terms and Privacy Policy available to End Customers in connection with and prior to End Customer’s first use of [*****]; and (b) cause each End Customer to accept the End User Terms and Privacy Policy in such a manner that the End User Terms and Privacy Policy are enforceable against the End Customer in the applicable End User jurisdiction. “Privacy Policy” means the [*****] privacy policy. For [*****] subject to [*****] laws and regulations, the [*****] of Telenav shall be subject to the terms and conditions of Appendix 1.”

(b) Section 8(b) of Amendment #21 regarding third party supplier terms shall be deleted in its entirety.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

EXHIBIT 10.26.27+

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: SYNC Software Buyer Date: 11/13/2018	TELENAV, INC. By: /s/ Hassan Wahla (Signature) Name: Hassan Wahla (Printed Name) Title: President, Auto Date: 12/7/2018